UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2005, Placer Sierra Bancshares (NASDAQNMS: PLSB) (the “Company”) entered into an Amended and Restated Employment Agreement with Randall Reynoso, the Company’s President and Chief Operating Officer. The agreement is effective as of January 1, 2006 and is effective for a three-year term that automatically renews for one-year periods. The material terms that were amended provide that Mr. Reynoso will receive 24 months severance (plus any pro-rated bonus) if his employment contract is not renewed, that any outstanding options held by Mr. Reynoso will vest upon a change in control, that the Company will pay certain tax payments upon a change in control. Provisions were also added to ensure the contract complies with Internal Revenue Code 409A. The contract is attached hereto as an exhibit and is incorporated herein by reference.

On December 22, 2005, the Company’s wholly owned subsidiary, Placer Sierra Bank (the “Bank”) entered into a consulting agreement with Robert H. Muttera, the Bank’s Chief Credit Officer. Mr. Muttera’s employment agreement with the Bank expires on December 31, 2005, at which time he will no longer act as the Bank’s Chief Credit Officer. Mr. Muttera’s consulting agreement begins January 1, 2006. Under the terms of the consulting agreement, Mr. Muttera will provide consulting services to the Bank for a period of 12 months for a monthly fee of $18,083 and a one-time payment of $86,800 as of January 15, 2006. Under the terms of the consulting agreement Mr. Muttera shall not solicit any person who is an employee of the Company or the Bank. The Bank may terminate the agreement if Mr. Muttera becomes employed by any other corporation and the subsequent employer induces or attempts to induce any person who is an employee of the Company or the Bank to terminate the employment relationship. The consulting agreement is attached hereto as an exhibit and incorporated herein by reference.

While the Bank conducts the search for a Chief Credit Officer, John Payne, S.V.P. & Manager Business Lending Group will be named interim Chief Credit Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement dated as of December 22, 2005 between Randall Reynoso and Placer Sierra Bancshares.

10.2	Consulting and Non-Solicitation Agreement dated as of December 22, 2005 between Robert Muttera and Placer Sierra Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)

Date December 22, 2006

/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement dated as of December 22, 2005 between Randall Reynoso and Placer Sierra Bancshares.

10.2	Consulting and Non-Solicitation Agreement dated as of December 22, 2005 between Robert Muttera and Placer Sierra Bank.